Exhibit 99.1


Name:    APPALOOSA PARTNERS INC.
Address: 26 Main Street
         Chatham, NJ  07928

Designated Filer:  David A. Tepper

Issuer:  SEA CONTAINERS LTD.
Issuer's Trading Symbol:  SCR-A

Date of Event Requiring Statement:  January 24, 2007


By:  /s/ David A. Tepper                               January 26, 2007
     ---------------------------------------           ----------------
     Name:  David A. Tepper                            Date
     Title: President



Name:    APPALOOSA MANAGEMENT L.P.
Address: c/o Appaloosa Partners Inc.
         26 Main Street
         Chatham, NJ  07928

Designated Filer:   David A. Tepper

Issuer:  SEA CONTAINERS LTD.
Issuer's Trading Symbol:  SCR-A

Date of Event Requiring Statement:  January 24, 2007

By:  APPALOOSA PARTNERS INC.,
     its General Partner

By:  /s/ David A. Tepper                               January 26, 2007
     ---------------------------------------           ----------------
     Name:  David A. Tepper                            Date
     Title: President



Name:    APPALOOSA INVESTMENT LIMITED PARTNERSHIP I
Address: c/o Appaloosa Partners Inc.
         26 Main Street
         Chatham, NJ  07928

Designated Filer:   David A. Tepper

Issuer:  SEA CONTAINERS LTD.
Issuer's Trading Symbol:  SCR-A

Date of Event Requiring Statement:  January 24, 2007

By:  APPALOOSA MANAGEMENT L.P.,
     its General Partner

By:  APPALOOSA PARTNERS INC.,
     its General Partner

By:  /s/ David A. Tepper                               January 26, 2007
     ---------------------------------------           ----------------
     Name:  David A. Tepper                            Date
     Title: President



Name:    PALOMINO FUND LTD.
Address: c/o Appaloosa Partners Inc.
         26 Main Street
         Chatham, NJ  07928

Designated Filer:  David A. Tepper

Issuer:  SEA CONTAINERS LTD.
Issuer's Trading Symbol:  SCR-A

Date of Event Requiring Statement:  January 24, 2007

By:  APPALOOSA MANAGEMENT L.P.,
     its Investment Advisor

By:  APPALOOSA PARTNERS INC.,
     its General Partner

By:  /s/ David A. Tepper                               January 26, 2007
     ---------------------------------------           ----------------
     Name:  David A. Tepper                            Date
     Title: President